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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) August 6, 1999



                 J.P. Morgan Commercial Mortgage Finance Corp.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    333-63589              13-3789046
-----------------------------   -----------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)



                                   60 Wall Street
                              New York, New York 10260
                          -------------------------------
                          (Address of Principal Executive
                                Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3238

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Item 5.       Other Events

Filing of Collateral Term Sheets Materials.

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C8, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable.
(b)   Not applicable.
(c)   Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

      Exhibit No                                       Description

         99                                        Collateral Term Sheets



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J.P. Morgan Commercial Mortgage
                                               Finance Corp.




                                   By:/s/ Larry Blume
                                      ------------------------
                                      Name:  Larry Blume
                                      Title: Vice President



Dated:   August 6, 1999




                                 Exhibit Index


                                 Exhibit Page

99      Collateral Term Sheets



                                  EXHIBIT 99


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any collateral information subsequently delivered and the final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                                                                  August 6, 1999
                               (Subject to change)
                 J.P. Morgan Commercial Mortgage Finance Corp.
               Mortgage Pass-Through Certificates, Series 1999-C8
                           $649,217,000 (Approximate)


Approximate Securities Structure:
---------------------------------

                         Approx.
                         Face/       Credit    Expected   Expected
                         Notional    Support   Weighted   Payment
         Ratings         Amount     (% of      Average    Window
Class    DCR/Mdy/ S&P      (MM)     Balance)   Life (a)     (a)
-------- --------------- ---------- ---------- ---------- ---------
Publicly Offered Classes

A1       AAA/Aaa/AAA       $171.5      27.75%   5.50          1 -109
A2       AAA/Aaa/AAA        357.0      27.75    9.38        109 -116
X(b)     AAA /Aaa/AAAr      731.5               6.41 (c)
B        AA/Aa2/AA           36.6      22.75    9.73        116 -117
C        A/A2/A              32.9      18.25    9.84        117 -118
D        A- /A3/A-           14.6      16.25    9.84        118 -118
E        BBB/Baa2/BBB        25.6      12.75    9.84        118 -119
F        BBB- /Baa3/ BBB-    11.0      11.25    9.92        119 -119


Private Classes (d)
-------- --------------- ---------- ---------- ---------- ---------
G                            -          -          -         -
F                            -          -          -         -
J                            -          -          -         -
K                            -          -          -         -
NR                           -          -          -         -
         Total
         Securities:       $731.5
-------- --------------- ---------- ---------- ---------- ---------

Note: (a) Calculated at 0% CPR, no balloon extensions and ARD loans pay in full on the Anticipated Repayment Date
      (b) Notional
      (c) Implied average life
      (d) Not offered hereby




Key Features:
-------------
Lead Manager:               J.P. Morgan Securities Inc.
                            (Bookrunner)
Co-Lead Manager:            Deutsche Bank Securities Inc.
Mortgage Loan Seller:       Morgan Guaranty Trust Company of New
                            York
Servicer:                   Midland Loan Services, Inc.
Special Servicer:           Midland Loan Services, Inc.
Trustee:                    State Street Bank and Trust Company
Launch:                     Late July
Pricing:                    Early August
Cut-Off Date:               August 1, 1999
Distribution Date:          15th of each month, or following
                                business day (commencing
                                September 1999)
Payment Delay:              14 Days
ERISA Eligible:             Classes A1, A2 and X (expected)
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution    Distribution Date in July 2031
Date:
Clean-up Call:              1%
Minimum Denomination:       $25,000 (All Classes except Class X)
                            $100,000 (Class X only)
Delivery:                   DTC, Euroclear and Cedel






Collateral Facts
----------------



Initial Pool Balance:                                    $731,516,500
Number of Mortgage Loans:                                         128
Number of Mortgaged Properties:                                   139
Average Cut-Off Date Balance per Loan:                     $5,714,973
Average Cut-Off Date Balance per Property:                 $5,262,709
Weighted Average Current Mortgage Rate:                          7.54%
Weighted Average UW DSCR:                                        1.40x
Weighted Average Cut-Off Date LTV Ratio:                         69.6%
Weighted Average Remaining Term to Maturity (months):             117
Weighted Average Remaining Amortization Term (months):            322
Weighted Average Seasoning:                                         6
Balloon Loans as % of Balance:                                   54.3%
Ten Largest Loans as % of Balance:                               33.2%



Ten Largest Loans
-----------------


                               Balance % by             UW     Property
Loan                            (MM)   Balance   LTV    DSCR   Type
---------------------          ------- -------- ------- ------ -------------
Mills Portfolio                 $58.1     7.9%   63.9%   1.49x Anchored  Retail
Ridgewood Country Club           30.9     4.2    78.4    1.30  Multifamily
Woodfield Garden                 24.2     3.3    78.3    1.31  Multifamily
51 Sleeper Street                23.0     3.1    74.3    1.35  Office
Madison Concourse                22.0     3.0    65.6    1.70  Hotel
Vartan Building                  17.9     2.4    62.8    1.36  Office
Hyatt Regency Rochester          17.8     2.4    67.1    1.44  Hotel
Northfield Office Park I & II    17.5     2.4    71.3    1.30  Office
Merrill Place                    16.9     2.3    60.0    1.44  Office
Becker Office Building           14.6     2.0    71.0    1.34  Office

--------------------- ------- -------- ------- ------ -------------
Total/Wtd. Avg.                $242.9    33.2%   69.2%   1.41x




Selected Loan Data
------------------


                                                % of
                          No. of      Balance   Balance     WA UW
Geographic Distribution   Properties  (MM) (a)     (a)       DSCR
------------------------- ----------- --------- ----------- --------
Florida                        23        80.6      11.0%     1.40
California                     17        72.6       9.9      1.45
Wisconsin                       6        69.1       9.5      1.44
Ohio                           10        63.3       8.7      1.39
Illinois                        3        53.3       7.3      1.37
Washington                      4        42.4       5.8      1.40
Georgia                         4        31.9       4.4      1.42
Michigan                        4        26.8       3.7      1.31
North Carolina                  8        25.7       3.5      1.31
Missouri                        4        24.1       3.5      1.33
Other                          56       241.7      33.0      1.41
------------------------- ----------- --------- ----------- --------
Total/Wtd. Avg.               139      $731.5     100.0%     1.40x






                                                % of
                          No. of      Balance   Balance     WA UW
Property Type             Properties  (MM) (a)     (a)       DSCR
------------------------- ----------- --------- ----------- --------
Office                         26      $195.8      26.8%     1.36x
Multifamily                    21       156.0      21.3      1.32
Anchored Retail                24       120.8      16.5      1.39
Hotel                          14        87.7      12.0      1.60
Unanchored Retail              17        36.5       5.0      1.30
Industrial                     10        36.0       4.9      1.36
Nursing Home                    7        29.5       4.0      1.76
Mixed Use                       9        24.3       3.3      1.27
Factory Outlet                  3        23.8       3.3      1.52
Mobile Home Park                3         9.3       1.3      1.22
Congregate Care                 3         7.7       1.1      1.61
Self-Storage                    2         4.1       0.6      1.35
------------------------- ----------- --------- ----------- --------
Total/Wtd. Avg.               139      $731.5     100.0%     1.40x






Prepayment Restrictions    No. of      Balance   % of        WA UW
(b)                         Loans       (MM)     Balance     DSCR
------------------------- ----------- --------- ----------- --------
Defeasance                     90      $556.5      76.1%     1.40x
Greater of YM and 1%           35       161.6      22.1      1.43
Defeasance followed by          3        13.5       1.8      1.31
YM
------------------------- ----------- --------- ----------- --------
Total/Wtd. Avg.               128      $731.5     100.0%     1.40x
------------------------- ----------- --------- ----------- --------


Note: (a) Balances and percentages are based an allocated current balance
      (b) All loans have an initial period of prepayment lockout


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.